                                   FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          Natus Medical Incorporated
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            (Exact name of Registrant as specified in its charter)

               Delaware                                    77-0154833
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(State of incorporation or organization)             (IRS Employer I.D. No.)

                  1501 Industrial Road, San Carlos, CA, 94070
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                   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
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Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $0.001 per share
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-44138
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Item 1.  Description of Registrant Securities to be Registered
         -----------------------------------------------------

         Incorporated by reference to page 78 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 (the "S-1 Registration Statement") as originally filed August 18, 2000 and as amended.

Item 2.  Exhibits
         --------

         The following exhibits are filed as a part of this registration statement:

         1.1/(1)/  Specimen certificate for Registrant's Common Stock;
         2.1/(2)/  Certificate of Incorporation of the Registrant;
         2.2/(3)/ Form of Certificate of Incorporation (to be filed immediately after the closing of the offering for which the Company is seeking registration on Form S-1 (Reg. No. 333-44138));
         2.3/(4)/  Certificate of Amendment to Certificate of Incorporation of
                   Registrant;
         2.4/(5)/  Bylaws of Registrant, as amended to date.

         _________________

         (1)  Incorporated by reference to Exhibit 4.1 to the
              Registrant's S-1 Registration Statement.
         (2)  Incorporated by reference to Exhibit 3.1 to the
              Registrant's S-1 Registration Statement.
         (3) Incorporated by reference to Exhibit 3.1.1 to the Registrant's S-1 Registration Statement.
         (4) Incorporated by reference to Exhibit 3.1.2 to the Registrant's S-1 Registration Statement.
         (5) Incorporated by reference to Exhibit 3.2 to the Registrant's S-1 Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 17, 2001               NATUS MEDICAL INCORPORATED


                                   By:     /s/ William H. Lawrenson
                                           ------------------------
                                           William H. Lawrenson
                                           Chief Financial Officer

                                      -2-

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
                                             Index to Exhibits
                                             -----------------

     1.1  Specimen Certificate of Registrant's Common Stock...............................  Incorporated
                                                                                            by Reference
     2.1  Certificate of Incorporation....................................................  Incorporated
                                                                                            by Reference
     2.2  Form of Certificate of Incorporation............................................  Incorporated
                                                                                            by Reference
     2.3  Cetificate of Amendment to Certificate of Incorporation.........................  Incorporated
                                                                                            by Reference
     2.4  Bylaws of Registrant, as amended to date........................................  Incorporated by Reference

          _________________

          (1) Incorporated by reference to Exhibit 4.1 to the Registrant's S-1 Registration Statement.
          (2) Incorporated by reference to Exhibit 3.1 to the Registrant's S-1 Registration Statement.
          (3) Incorporated by reference to Exhibit 3.1.1 to the Registrant's S-1 Registration Statement.
          (4) Incorporated by reference to Exhibit 3.1.2 to the Registrant's S-1 Registration Statement.
          (5) Incorporated by reference to Exhibit 3.2 to the Registrant's S-1 Registration Statement.